EXHIBIT     DESCRIPTION

EX-99.B1a   Amended and Restated  Declaration of Trust,  dated June 16, 1993 and amended May 31, 1995, is incorporated herein by reference to Exhibit
            1 of  Post-Effective  Amendment  No.  3  filed  on  April  24,  1996
            (Accession # 0000908406-96-000004).

EX-99.B1b   Amendment  to the  Declaration  of Trust  dated  October 21, 1996 is incorporated  herein by  reference  to  Exhibit 1 of  Post-Effective
            Amendment No. 5 filed on June 27, 1997.

EX-99.B1c   Amendment to the  Declaration of Trust dated May 1, 1998 is included herein.

EX-99.B2 Amended and Restated Bylaws, dated March 9, 1998, are included herein.

EX-99.B4 Specimen copy of American Century - Prime Money Market Fund's share certificate is incorporated herein by reference to Exhibit 4 of the Trust's Registration Statement filed on June 28, 1993.

EX-99.B5a   Investment  Advisory  Agreement between American Century  Investment
            Trust and American Century Investment Management, Inc., dated August
            1, 1997, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 33 to the Registration Statement of
            American  Century  Government  Income Trust,  filed on July 31, 1997
            (Accession # 0000773674-97-000014).

EX-99.B5b   Advisor  Class  Investment  Management  Agreement  between  American
            Century Investment Trust and American Century Investment Management,
            Inc., dated August 1, 1997 and amended as of June 1, 1998 is included herein.

EX-99.B6 Distribution Agreement between American Century Investment Trust and Funds Distributor, Inc. dated January 15, 1998 is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 28 on Form N1-A of American Century Target Maturities Trust (File No. 2-94608).

EX-99.B8    Custodian  Agreement  between American Century  Investment Trust and
            The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 31 of American Century Government Income Trust filed on February 7, 1997 (Accession #773674-97-000002).

EX-99.B9 Administrative Services and Transfer Agency Agreement between American Century Investment Trust and American Century Services Corporation dated as of August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 33 to the Registration Statement of the American Century Government Income Trust filed on July 31, 1997 (Accession # 773674-97-000014).

EX-99.B10   Opinion and consent of counsel as to the legality of the  securities being registered, dated April 23, 1998 is incorporated herein by reference to Rule 24f-2 Notice filed on April 23, 1998 (Accession #
            908406-98-000003).

EX-99.B11a  Consent of Coopers & Lybrand  L.L.P.,  independent  accountants,  is included herein.

EX-99.B11b  Consent of KPMG Peat Marwick LLP, independent  auditors, is included herein.

EX-99.B12a  Annual Report of the Registrant dated February 28, 1998 (filed April
            24, 1998, File No. 33-65170).

EX-99.B12b  Annual Report of the Registrant dated February 28, 1997 (filed April
            23, 1997).

EX-99.B13   Letter of Understanding  relating to initial capital,  dated October
            4, 1993 is incorporated herein by reference to Exhibit 13 of Pre-Effective Amendment No. 1 filed on October 6, 1993.

EX-99.B14   a) American Century Individual  Retirement  Account Plan,  including all instructions and other relevant documents, dated February 1992, is incorporated herein by reference to Exhibit 14(a) of the Trust's
            Registration Statement filed on June 28, 1993.

            b) American Century Pension/Profit Sharing Plan, including all instructions and other relevant documents, dated February 1992, is incorporated herein by reference to Exhibit 14(b) of the Trust's Registration Statement filed on June 28, 1993.

EX-99.B16   Schedule for computation of each performance  quotation  provided in response to Item 22 is included herein.

EX-99.B17   Power of Attorney  dated January 15, 1998 is included herein.

EX-27.4     FDS - Benham Prime Money Market Fund.